Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL
Second Amendment to the Exclusive Sublicense Agreement

between    Point Biopharma Inc.
a Delaware Corporation with its registered agent
National Registered Agents, Inc.
160 Greentree Drive - Suite 101
Dover, DE 19904
U.S.A.                            - hereinafter called "POINT" -
and        Scintomics GmbH
Jahnplatz 4
82166 Gräfelfing
Germany                        - hereinafter called "SCI" -

SCI and POINT are referred to individually or jointly as the "Party" or "Parties".

This Second Amendment to Exclusive Sublicense Agreement (“Second Amendment”) is entered into by and between SCI and Point.

Preamble

Whereas, the Parties entered into the (Sub-)License Agreement (hereinafter referred to as the “Agreement”), based on the invention with the title „Utilization of electron deficient aromatic residues to increase the internalization of PSMA inhibitors for imaging an endoradiotherapy of prostate cancer“ on November 14th, 2019; which as amended with a First Amendment on 17 April 2023.

Whereas, POINT entered in to the Agreement under the name “Point Theranostics Inc.”, but changed its name after the Effective Date to “Point Biopharma Inc.”, and which name change has been reflected in the First Amendment .

Whereas, Scintomics changed its place of business after the Effective Date to “Jahnplatz 4, 82166 Gräfelfing, Germany”.

Whereas, the Parties are willing to amend the Agreement as set forth below.

Now, therefore, the Parties hereto agree as follows:

A.Amendment of Agreement
1.Section 1.3 is replaced its entirety with the following:
1.3    "Application Field" is all human therapeutic uses.

2.Section 1.4 is replaced in its entirety with the following:
1.4    Reserved.
3.Subsection 1.14 is replaced in its entirety with the following:
1.14    Contract Territory is world-wide.

4.Subsection 2.4 is amended as shown
(Sub-)License SCI ./. POINT             Second Amendment
- Confidential -     page 1 of 4

[***]= Indicates confidential information omitted from the exhibit.

2.4     The complete or partial transfer of the rights and duties under this License Agreement by POINT to any third party requires the prior written consent of SCI. The written consent may only be withheld for good cause, and shall not be unreasonably delayed or conditioned. In case of a transfer to an Affiliated Company POINT shall inform SCI immediately of such transfer and provide SCI a written summary (e.g. in form of a fact sheet) of the key points. All rights and duties under this License Agreement shall transfer to the respective legal successors.

5.Subsection 3.1 is replaced in its entirety with the following:
3.1    SCI agrees that POINT may, with the prior written consent of SCI (which consent shall not be unreasonably conditioned, delayed or withheld) issue a Sub-license to a third party. For this purpose, POINT will submit a copy of the agreement that is ready to be concluded to SCI for written consent, which shall be granted within 20 (twenty) Working Days and which may only be withheld for good cause. From the time of the issuance of a Sub-license, POINT is jointly and severally liable also for the license fees of its Sub-licensees directly vis-à-vis SCI.

6.The table in Section 4.1 “Milestone Payments” shall be amended such, that a new Milestone Event No. 6 is included as follows:

6	Clinical Admission in the 2nd country	5,000,000.00 (five million)

7.Section 4.3 is amended as shown (underlined text is added):
4.3     Sub-license Fees. In addition, POINT shall pay to SCI a share of [***]% ([***] percent) of the Sub-license Income. For the avoidance of doubt, portions of any payments made to POINT by Sub-licensee in order to fulfil POINT’s Milestone Payment obligations under section 4.1 not be included in the calculation of Sub-license Income under this section 4.3, though the remainder of such payment shall be considered Sub-license Income.

8.A new Section 4.5 “Minimum license fee” shall be added such, that a performance obligation is integrated in the Agreement:
4.5Minimum license fee. POINT shall pay annual minimum license fees to Scintomics in an amount of:

-in 2023:	[***]
-for the years 2024 – 2026, per year:	[***]
-as from the year 2027 and the following years, per year:	[***]
The minimum license fees are due in advance on January, 31st of each year for the current Accounting Period (i.e., the 1st payment will be due on January, 31st 2023). The payment of the respective minimum license fee can be credited towards the payment of the Royalties pursuant to section 4.2 when these are due.

9.Section 9 “OBTAINING AND MAINTENANCE OF CONTRACT PROPRIETARY RIGHTS” shall be amended such, that its wording shall be deleted and replaced by the following wording:
9.    OBTAINING AND MAINTENANCE OF CONTRACT PROPRIETARY RIGHTS

(Sub-)License SCI ./. POINT             Second Amendment
- Confidential -     page 2 of 4

[***] = Indicates confidential information omitted from the exhibit.

9.1    SCI shall permit POINT to communicate with, develop strategy and provide instructions directly with patent counsel(s) acquiring, administering, maintaining and/or enforcing the Contract Proprietary, subject to POINT adhering to the conditions to which SCI would be obliged under terms of the Main-License. That notwithstanding, POINT shall not abandon, surrender, fail to enforce, allow to lapse or enter into any settlement agreements relating to the Contract Proprietary Rights in the Contract Territory without the express written consent of SCI,
9.2    POINT shall bear (or reimburse SCI upon demand) all costs of proprietary right filings, proceedings, issuance, and maintenance (particularly the annual fees), defense and enforcement, including all lawyers' fees and other expenses incurred in this context for the Contract Proprietary Rights. Section 6. shall apply accordingly. Under no circumstances SCI is required to repay the cost reimbursement (neither entirely nor parts thereof).
9.3    If POINT does not longer wants to accept the costs of proprietary right filings, proceedings, issuance, and maintenance (particularly the annual fees), including all lawyers' fees and other expenses incurred in this context for a particular Contract Proprietary Right in a particular country and therefore intends not to initiate or no longer to maintain the particular Contract Proprietary Right in the particular country, it shall notify SCI of such in writing sufficiently in advance, that being at least 5 (five) months in advance. During such notice period POINT shall continue to bear all costs in this respect. Thereafter, that particular country in which Point discontinues support of the Contract Proprietary Right shall be removed from the definition of Contract Territory.
9.4    With the providing of the above named notification in section 9.3 by POINT, SCI in according with the Main-License, is basically free to otherwise exploit or use the respective Contract Proprietary Right(s). Such proprietary right(s)/proprietary rights application(s) shall no longer be Contract Proprietary Right(s) in terms of this License Agreement.

10.As if subject to amended section 9.2 (amended as set out above in paragraph 10), within 30 (thirty) days of the Amendment Effective Date, POINT shall reimburse SCI upon first demand for all such costs and fees, which arose in this context in the Contract Territory before the Effective Date. POINT acknowledges that these sunk patent costs include, but are not limited to, the [***] set forth in the document B77136_PNT.xlsx provided to POINT by email on [***].

11.Section 17 (MISCELLANOUS) shall be amended such, that a new section 17.6 is inserted:
17.6    For the convenience of the Parties, this License Agreement and any amendments thereto may be (a) executed in counterparts, each of which shall be deemed to be an original and both of which, taken together, shall constitute one agreement binding on both parties, and (b) delivered electronically by email (such as in the form of a .pdf file) or by facsimile transmission of signature pages or electronic signature.

12.Attachment 1, and any reference thereto, is deleted in its entirety.

B.Consideration for Amendment.
In consideration for entering into this Agreement, POINT shall pay SCI a one-time, non-refundable Amendment Fee of Two Million One Hundred Fifty Thousand Euro (€2,150,000) within 15 days of the Amendment Effective Date.

C.Amendment Effective Date
This Amendment shall enter in to force and be effective upon the last signature of the Parties, herein the “Amendment Effective Date”.

(Sub-)License SCI ./. POINT             Second Amendment
- Confidential -     page 3 of 4

[***] = Indicates confidential information omitted from the exhibit.

D.Integration
The Parties agree that except as otherwise expressly amended in this Amendment all terms and conditions of the Agreement, shall remain in full force and effect. Any ancillary agreements, modifications and supplements require the written form in the English language.

Gräfelfing, this 17th day of April	Toronto, this 17th day of April
Scintomics GmbH	Point Biopharma Inc.
_/s/ Saskia Kropf_____________________	_/s/ Joe McCann_________________________
Saskia Kropf General Manager	Joe McCann CEO

Gräfelfing, this _17th April 2023_
Scintomics GmbH
_/s/ Jan Miclas Wester________________
Jan Niclas Wester General Manager

(Sub-)License SCI ./. POINT             Second Amendment
- Confidential -     page 4 of 4

[***] = Indicates confidential information omitted from the exhibit.